LEASE AGREEMENT

THIS LEASE AGREEMENT (this "Lease") is made and entered into this 1st day of March, 2018 (the "Effective Date"), by and between GIPPER 1, LLC, a Nevada limited-liability limited company ("Landlord") and GENESIS FINANCIAL, INC., a Wyoming corporation ("Tenant"). Landlord and Tenant are each individually a "Party" and, collectively, the "Parties".

RECITALS

WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, the Leased Premises (as defined below) based upon the terms and conditions set forth in this Lease.

AGREEMENT

NOW THEREFORE, in consideration of the mutual terms, provisions, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agrees that the recitals above are true and correct and incorporated herein by reference, and further agree as follows:

SECTION 1
DEMISED PREMISES

Upon the conditions, limitations, covenants and agreements set forth below, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the commercial office space (approx. 5,124 s.f.) identified as 11920 Southern Highlands Parkway, Suite 200, Las Vegas, Nevada 89141 (the "Leased Premises" and such building encompassing the Leased Premises, the "Building").

SECTION 2
TERM

2.01 The term of this Lease shall be for a period commencing on the Effective Date and terminating on February 28, 2021 (the "Term").

2.02 Should Tenant hold possession of the Leased Premises with the consent of Landlord after the expiration of the Term of this Lease, such holding over shall create a tenancy from month to month only, upon the same terms and conditions as are hereinafter set forth, except that Gross rent shall be One Hundred Twenty Five Percent (125%) of the adjusted Gross rent as determined pursuant to Section 3 hereof.

SECTION 3
RENT

3.01 Subject to adjustment as hereinafter provided, Tenant shall pay to Landlord throughout the Term of this Lease gross monthly rent (the "Gross Rent") as follows:

a. Term Year 1 (Effective Date to February 28, 2019): $6,917.40 per month.

b. Term Year 2 (March 1, 2019 to February 28, 2020): $7,429.80 per month.

c. Term Year 3 (March 1, 2020 to February 28, 2021): $8,249.64 per month.

3.02 If the Lease Term includes a fractional month, for that fractional month Tenant shall pay as Gross Rent that proportion of the Gross monthly rent due which the number of days in said fractional month bears to the total number of days in said month.

3.03 The Gross Rent shall be paid to Landlord in advance on the first (1st) day of each month during the Term of this Lease. Pro rata rent for any fractional month shall be paid on the Effective Date.

3.04 All rents and other monies required to be paid by Tenant hereunder shall be paid to Landlord without deduction, offset, prior notice or demand, in lawful money of the United States of America at 11920 Southern Highlands Parkway, Suite 201, Las Vegas, Nevada 89141, or at such other place as Landlord may, from time to time, designate in writing.

3.05 If Tenant shall fail to pay, when the same is due and payable, any Gross Rent, or any other amount or charge to be paid by Tenant hereunder, within five (5) days after the date due, such rent or other amount shall be subject to a late charge equal to ten percent (10%) of the delinquent payment, payable on demand. In addition, such unpaid principal rent or other non-interest related amount shall bear interest from five (5) days after the due date thereof to the date of payment at the rate of ten percent (10%) per annum calculated as simple interest upon the principal outstanding past due balance only on a daily basis until paid in full.

SECTION 4
SECURITY DEPOSIT

On or before the Effective Date, Tenant shall pay to Landlord a deposit in the amount of Twelve Thousand Eight Hundred Ten and 00/100 Dollars U.S. ($12,810.00 U.S.) (the "Security Deposit"). Landlord will keep the Security Deposit as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by Tenant to be kept and performed during the Term hereof, provided that Tenant shall not be excused from the payment of any rent herein reserved or any other charge herein provided. If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required to, use or retain all or any part of such Security Deposit for the payment of any rent, to repair damages to the Leased Premises, to clean the Leased Premises or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount.

Should Tenant comply with all of said terms, covenants and conditions and promptly pay all the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, then the said deposit shall be returned to Tenant within fifteen (15) days following the end of the Term of this Lease or after the last payment due from Tenant to Landlord, whichever last occurs. In the event of sale or transfer of the Building or of any portions thereof containing the Leased Premises, if Landlord transfers the Security Deposit to the vendee or transferee for the benefit of Tenant, or if such vendee or transferee assumes all liability with respect to such Security Deposit, Landlord shall be considered released by Tenant from all liability for the return of such security, and Tenant agrees to look solely to the new Landlord for the return of the Security Deposit.

SECTION 5
BUILDING'S OPERATING COST

5.01 Tenant's Gross Rent shall include any and all Tenant's proportional share of the Building's Operating Cost (as defined below).

5.02 Tenant's proportional share of the Building's Operating Cost is included in the Goss Rental Fee as the full Tenant costs of such expenses that is equal to the proportion which the square footage of the Lease Premises bears in relation to the total square footage of the Building. The term "Building's Operating Cost" shall be defined as the total cost and expense incurred in advertising, operating, equipping, lighting, painting, roofing, paving, repairing, securing, and maintaining the Building.

SECTION 6
POSSESSION AND SURRENDER OF LEASED PREMISES

6.01 Tenant is leasing the Leased Premises in its existing condition "AS-IS, WHERE IS, AND WITH ALL FAULTS" with respect to all facts, circumstances, conditions and defects. Landlord shall not be liable for any patent defect therein.

6.02 Upon the expiration or sooner termination of the Term of this Lease, if Tenant has fully and faithfully performed all of the terms, conditions and covenants of this Lease to be performed by Tenant, but not otherwise, Tenant may, at his sole cost and expense, remove all personal property and trade fixtures which Tenant has installed or placed on the Leased Premises (collectively, "Tenant's Property") from the Leased Premises and repair all damage thereto resulting from such removal, and Tenant shall thereupon surrender the Leased Premises in the same condition as on the date when the Leased Premises was ready for occupancy, reasonable wear and tear excepted. If Tenant has not fully and faithfully performed all of the terms, conditions and covenants of this Lease to be performed by Tenant, Tenant shall nevertheless remove Tenant's Property from the Leased Premises in the manner aforesaid within five (5) days after receipt of written direction to do from Landlord. In the event Tenant shall fail to remove any of Tenant's Property as provided herein, Landlord may, but is not obligated to, at Tenant's expense, remove all of such property not so removed and repair all damage to the Leased Premises resulting from such removal, and Landlord shall have no responsibility to Tenant for any loss or damage to said property caused by or resulting from such removal or otherwise.

6.03 Tenant acknowledges that Landlord may provide the Leased Premises furnished with certain items of Landlord personal property, including, without limitation, conference tables, chairs, couches, mirrors, artwork, and various other items of Landlord's personal property (collectively, "Landlord's Property"). Tenant shall have the right to use Landlord's Property; however, at all times during the Term of this Lease, Landlord shall remain the owner of Landlord's Property and retain the right to add, remove, and/or exchange any item of Landlord's Property at any time and for any reason. Upon the expiration or sooner termination of the Term of this Lease, Tenant shall turnover Landlord's Property to Landlord in the same condition as on the date when Landlord's Property was provided to Tenant, reasonable wear and tear excepted. Tenant shall be responsible for any loss or damage to Landlord's Property caused by Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers and business invitees.

SECTION 7
USE OF LEASED PREMISES

7.01 The Leased Premises is leased to Tenant solely for use as corporate office space. Tenant shall not use or suffer to be used the Leased Premises, or any portion thereof, for any other purpose or purposes whatsoever, without Landlord's express prior written consent.

7.02 All fixtures, showcases and other equipment to be used by Tenant in, about or upon the Leased Premises shall be subject to the reasonable approval of Landlord.

7.03 Except as provided for elsewhere herein, Tenant shall keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) the Leased Premises and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, all plumbing and sewage facilities within the Leased Premises, including free flow up to the main sewer line, fixtures, electrical systems, sprinkler system, walls, floors and ceilings, and any work performed by or on behalf of Tenant hereunder. Tenant shall also keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) any special equipment, fixtures or facilities other than the usual and ordinary plumbing and utility facilities. Tenant shall store all

trash and garbage in containers located where designated by Landlord and so as not to create a nuisance, and so as not to create or permit any health or fire hazard.

7.04 Tenant shall, at all times during the Term of the Lease, comply with all governmental rules, regulations, ordinances, statutes and laws now or hereafter in effect pertaining to the Building, the Leased Premises or Tenant's use thereof.

7.05 Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by the rules and regulations of Landlord relating to tenants in the Building and any amendments and modifications of any of the foregoing as Landlord may, from time to time, adopt for the safety, care and cleanliness of the Leased Premises or the Building or for the preservation of good order thereon.

7.06 Tenant hereby affirmatively covenants to do business from the Leased Premises throughout the Term of this Lease. Tenant shall conduct its business in the Leased Premises during those days, nights and hours as shall be expressly approved by Landlord in writing.

7.07 Tenant shall not do, permit or suffer anything to be done, or kept upon the Leased Premises which will obstruct or interfere with the rights of other tenants, Landlord or the patrons and customers of any of them, or which will annoy any of them or their patrons or customers, nor will Tenant commit or permit any nuisance on the Leased Premises or commit or suffer any illegal act to be committed thereon.

SECTION 8
ALTERATIONS AND IMPROVEMENTS

8.01 Tenant shall not make any additional alterations, improvements or changes ("Improvements") in or to the Leased Premises without the express prior written consent of Landlord. Such Alterations as requested by Tenant and approved in writing by Landlord shall be appended as an Exhibit to this Lease Agreement Improvements shall be at the sole cost and expense of Tenant. Any Improvements shall be made promptly, in good and workmanlike manner by duly licensed contractors and in compliance with all insurance requirements and with all applicable permits, authorizations, building regulations, zoning laws and all other governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect pertaining to the Leased Premises or Tenant's use thereof. Any Improvements made by Tenant shall, at Landlord's option, become the property of Landlord upon the expiration or sooner termination of this Lease. However, Landlord shall have the right to require Tenant to remove such Improvements, at Tenant's sole cost and expense, upon such termination of this Lease and to surrender the Leased Premises in the same condition as it was prior to the making of any such Improvements, ordinary wear and tear excepted.

8.02 Tenant will not create or permit to be created or to remain, and will discharge, any lien, encumbrance or charge upon the Leased Premises, or fixtures and Improvements therein or thereon.

SECTION 9
LANDLORD'S REPAIRS

Landlord agrees to keep in good order, condition and repair the foundations, exterior walls and roof of the Leased Premises except for reasonable wear and tear and except for any damage thereto caused by any act or negligence of Tenant or its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord in writing of the need for such repairs or maintenance.

SECTION 10
SIGNAGE, PARKING AND COMMON AREAS

10.01 Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers and business invitees shall have the non-exclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use such common areas of the Building (including, but not limited to, the parking lot, walkways, and sidewalks) as designated from time to time by Landlord, subject to such rules and regulations as Landlord may from time to time impose. Tenant agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by the above-mentioned rules and regulations. Notwithstanding the foregoing, Landlord hereby expressly reserves the right to designate some parking spaces for exclusive use by any tenant or tenants which Landlord may specify, the right to designate areas for employee parking, and Landlord further reserves the right to designate portions of the common areas as valet parking areas for use by any tenant or tenants which Landlord may specify.

10.02 All signage is subject to locations as expressly approved by Landlord in writing and all sign designs to be displayed by Tenant must first be expressly approved in writing by Landlord and attached as an Exhibit to the Lease Agreement.

SECTION 11
UTILITIES AND CLEANING

Landlord shall pay all reasonable charges for water, trash service, and gas charged or attributable to the Lease Premises. Tenant shall pay all charges for heat, electricity, power, air conditioning, sewer service charges and sewer rentals charged or attributable to the Leased Premises, and all other services or utilities used in, upon or about the Leased Premises by Tenant during the Term. Any new electrical wiring and fixtures, wall partitions, plumbing and plumbing fixtures, and air conditioning vents within the Leased Premises shall be installed and maintained by Tenant at its sole cost and expense. Tenant shall pay all charges for cleaning services for the Leased Premises during the Term. Tenant shall contract with a cleaning service company based upon terms and conditions that are first presented to and expressly approved by Landlord in writing.

SECTION 12
INSURANCE

12.01 Tenant shall, at all times during the Term hereof, at its sole cost and expense, procure and maintain in full force and effect a policy or policies of comprehensive public liability insurance issued by an insurance carrier approved by Landlord assuring against loss, damage or liability for injury or death to persons and loss or damage to property occurring from any cause whatsoever in connection with the Leased Premises or Tenant's use thereof. Such liability insurance shall be in amounts of not less than One Million and 00/100 Dollars U.S. ($1,000,000.00 U.S.), combined single limit. Tenant and Landlord shall be named as an additional insured (and at Landlord's option, any other persons, firms, or corporations designated by Landlord shall also be named as additional insureds) under each such policy of insurance, which shall also include an applicable additional insured endorsement.

12.02 Tenant shall, at all times during the Term hereof, at its sole cost and expense, procure and maintain in full force and effect standard form of fire with extended coverage insurance covering Landlord's Property and Tenant's Property and Tenant's merchandise, and the personal property of others in Tenant's possession in, upon or about the Leased Premises. Such insurance shall be in an amount equal to the current replacement value of the property required to be insured. Tenant and Landlord, as their interests may appear, shall be the named insureds (and at Landlord's option, any other person, firms or corporations designated by Landlord shall be additionally named insureds) under each such policy of insurance, which shall also include an applicable additional insured endorsement.

12.03 Tenant at all times during the Term hereof, at its sole cost and expense, shall maintain in full force and effect a policy or policies of standard form of fire with extended coverage insurance covering the Leased Premises and the improvements therein and thereon in an amount equal to one hundred percent (100%) of the current replacement value thereof. Landlord shall be the named assured (and at Landlord's option, any other persons, firms or corporations, designated by Landlord shall be additionally named insureds) under each such policy, which shall also include an applicable additional insured endorsement. Tenant acknowledges that Landlord is not required to maintain any personal property insurance for Tenant's property and merchandise.

12.04 A certificate issued by the insurance carrier for each policy of insurance required to be maintained by Tenant hereunder together with a copy of each such policy shall be delivered to Landlord and all other named insureds on or before the Effective Date hereof and thereafter, as to policy renewals, within thirty (30) days prior to the expiration of the terms of each such policy. Each of said certificates of insurance and each such policy of insurance required to be maintained by Tenant hereunder shall be from an insurer and in form and substance satisfactory to Landlord and shall expressly evidence insurance coverage as required by this Lease and shall contain an endorsement or provision requiring not less than thirty (30) days written notice to Landlord and all other named insureds prior to the cancellation, diminution in the perils insured against, or reduction of the amount of coverage of the particular policy in question.

12.05 Each policy of insurance provided for in this Section 12 shall contain an express waiver of any and all rights of subrogation thereunder whatsoever against Landlord, its officers, agent and employees. All such policies shall be written as primary policies and not contributing with or in excess of the coverage, if any, which landlord may carry. Any other provision contained in this Section 12 or elsewhere in this Lease notwithstanding, the amounts of all insurance required hereunder to be paid by Tenant shall be not less than an amount sufficient to prevent Landlord from becoming a co-insurer.

SECTION 13
LIENS

Tenant shall at all times indemnify, save and hold Landlord, the Leased Premises, Building and the leasehold created by this Lease free, clear and harmless from any claims, liens, demands, charges, encumbrances, litigation and judgments arising directly or indirectly out of any use, occupancy or activity of Tenant, or out of any work performed, material furnished, or obligations incurred by Tenant in, upon or otherwise in connection with the Leased Premises. Tenant shall give Landlord written notice at least thirty (30) business days prior to the commencement of any such work on the Leased Premises to afford Landlord the opportunity of filing appropriate notices of non-responsibility.

SECTION 14
INDEMNIFICATION

14.01 Tenant hereby covenants and agrees to indemnify, save and hold Landlord, the Leased Premises, Building and the leasehold estate created by this Lease free, clear and harmless from any and all liability, loss, costs, expenses, including attorneys' fees, judgments, claims, liens and demands of any kind whatsoever in connection with, arising out of, or by reason of any act, omissions or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees while in, upon, about or in any way connected with the Leased Premises or the Building or arising from any accident, injury or damage, howsoever and by whomsoever caused, to any person or property whatsoever, occurring in, about or in any way connected with the Leased Premises or any portion thereof other than as a result of the negligence of Landlord.

14.02 Landlord shall not be liable to Tenant or to any other person whatsoever for any damage occasioned by falling plaster, electricity, plumbing, gas, water, steam, sprinkler or other pipe and sewage system or by the bursting, running or leaking of any tank, washstand, closet or waste of other pipes, nor for any damages occasioned by water being upon or coming through the roof, skylight, vent, trapdoor or

otherwise or for any damage arising from any acts or neglect of co-tenants or other occupants of the Building or of adjacent property or of the public, nor shall Landlord be liable in damages or otherwise for any failure to furnish, or interruption of, service of any utility, other than as a result of the gross negligence of Landlord.

SECTION 15
SUBORDINATION

15.01 Tenant agrees upon request of Landlord to subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any renewals, extensions or replacements thereof now or hereafter placed, charged or enforced against the Leased Premises, or any portion thereof, or any property of which the Leased Premises is a part, and to execute and deliver at any time, and from time to time, upon demand by Landlord, such documents (in recordable form, if requested) as may be required to effectuate such subordination, and in the event that Tenant shall fail, neglect or refuse to execute and deliver any such documents to be executed by it within ten (10) days after Landlord's request, Tenant hereby irrevocably appoints Landlord, its successors and assigns, the duly authorized attorney-in-fact of Tenant to prepare, execute and deliver any and all such documents for and on behalf of Tenant

15.02 Tenant shall, in the event any proceedings are brought for the foreclosure of the Building or the Leased Premises, attorn to the purchaser upon any such foreclosure and recognize such purchaser as the Landlord under this Lease.

SECTION 16
ASSIGNMENT AND SUBLETTING

16.01 Tenant shall not assign, mortgage, pledge, hypothecate or encumber this Lease nor the leasehold estate hereby created or any interest herein or sublet the Leased Premises or any portion thereof, or license the use of all or any portion of the Leased Premises without express prior written consent of the Landlord.

16.02 In the absence of an express agreement in writing to the contrary, executed by Landlord, no assignment, mortgage, pledge, hypothecation, encumbrance, subletting or license hereof or hereunder shall act as a release of Tenant from any of the terms, covenants and conditions of this Lease on the part of Tenant to be kept and performed.

SECTION 17
INSOLVENCY AND DEATH

It is understood and agreed that neither this Lease nor any interest herein or hereunder, nor any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency or bankruptcy or any similar law now or hereafter in effect, or to any trustee, receiver, assignee for the benefit of creditors, or any other person whomsoever without the express prior written consent of Landlord.

SECTION 18
CONDEMNATION

18.01 If the whole of the Leased Premises shall be condemned and taken by a public authority under the right of eminent domain, then this Lease shall terminate upon such taking. If greater than fifty one percent (51%) of the floor space of the Leased Premises is condemned or taken or if by reason of any condemnation or taking the remainder of the Leased Premises will not be reasonably adequate for the operation of Tenant's business after Landlord completes such repairs or alterations as Landlord elects to make, either Landlord or Tenant shall have the option to terminate this Lease by notifying the other party hereto of such election in writing within thirty (30) days after such taking. If by such condemnation and taking forty-nine percent (49%) or less of the Leased Premises has been taken and the remainder is suitable

for the purposes for which Tenant has leased said premises, this Lease shall continue in full force and effect, but the Gross Rent shall be reduced in an amount equal to that proportion of the Gross Rent which the floor space of the portion taken bears to the total floor space of the Leased Premises. In the event a partial taking does not terminate this Lease, Tenant, at Tenant's expense, shall make repairs and restoration to the remaining premises of the nature of Tenant's work, if any.

18.02 For the purpose hereof, a deed in lieu of condemnation shall be deemed a taking.

SECTION 19
DESTRUCTION OF PREMISES

19.01 In the case of the total destruction of the Leased Premises, or any portion thereof, substantially interfering with Tenant's use of the Leased Premises, whether by fire or other casualty, not caused by the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, this Lease shall terminate except as herein provided. If Landlord notifies Tenant in writing within thirty (30) days after such destruction of Landlord's election to repair said damage, and if Landlord proceeds to and does repair such damage with reasonable dispatch, this Lease shall not terminate, but shall continue in full force and effect, except that Tenant shall be entitled to a reduction in the Gross Rent in an amount equal to that proportion of the Gross Rent which the number of square feet of floor space in the unusable portion bears to the total number of square feet of floor space in the Leased Premises. Said reduction shall be prorated so that the Gross Rent shall only be reduced for those days any given area is actually unusable. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by labor disputes, civil commotion, war, warlike operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials or services, acts of God and other causes beyond Landlord's control. If this Lease is terminated pursuant to this Section 19, and if Tenant is not in default hereunder, rent shall be prorated as of the date of termination, any Security Deposit with Landlord shall be returned to Tenant, and all rights and obligations hereunder shall cease and terminate.

19.02 Notwithstanding the foregoing provisions, in the event the Leased Premises, or any portion thereof, shall be damaged by fire or other casualty due to the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, then, without prejudice to any other rights and remedies of Landlord, this Lease shall not terminate. the damage shall be repaired by Tenant, and there shall be no apportionment or abatement of any rent.

19.03 In the event of any damage not limited to, or not including, the Leased Premises, such that the building of which the Leased Premises is a part is damaged to the extent of fifty one percent (51%) or more of the cost of replacement, either party may elect to terminate this Lease upon giving notice of such election in writing to the other within ten (10) days after the occurrence of the event causing the damage.

SECTION 20
RIGHT OF ACCESS

20.01 Landlord and its authorized agents and representatives shall be entitled to enter the Leased Premises at any reasonable time for the purpose of observing, posting or keeping posted thereon notices provided for hereunder, and such other notices as Landlord may deem necessary or appropriate for protection of Landlord, its interest or the Leased Premises, for the purpose of inspecting the Leased Premises, Landlord's Property, or any portion thereof, and for the purpose of making repairs to the Leased Premises or any other portion of the Building and performing any work therein or thereon which Landlord may elect or be required to make hereunder, or which may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority. Landlord shall have the right to use any means, which Landlord may deem proper, to open all doors in the Leased Premises in an emergency.

20.02 Landlord, and/or its authorized agents and representatives, shall be entitled to enter the Leased Premises at all reasonable times for the purpose of exhibiting the same to prospective purchasers and, during the final year of the Term of this Lease, Landlord shall be entitled to exhibit the Leased Premises.

20.03 Landlord or any prospective purchaser authorized by Landlord shall have the right to enter upon the Property for the purposes of any appraisals or testing deemed necessary by such prospective purchaser but only to the extent that it does not materially interfere with Tenant's normal business operation.

SECTION 21
EXPENDITURES BY LANDLORD

Whenever, under any provision of this Lease, Tenant shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make any such payment or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant. In such event, the amount thereof with interest thereon at the rate of ten percent (10%) per annum calculated as simple interest upon the principal outstanding past due balance only on a daily basis until paid in full, shall constitute, and be collectible as, additional rent on demand.

SECTION 22
OFFSET STATEMENT

Tenant agrees that within five (5) days of any demand therefore by Landlord, Tenant will execute and deliver to Landlord and/or Landlord's designee a certificate (in recordable form if requested) stating that this Lease is in full force and effect, such defenses or offsets as are claimed by Tenant, if any, the date to which all rentals have been paid, and such other information concerning the Lease, the Leased Premises and Tenant as Landlord or said designee may request. In the event Tenant shall fail to execute, acknowledge and/or deliver said certificate within said five (5) days, tenant hereby irrevocably appoints Landlord, its successors and assigns, as Tenant's duly authorized attorney-in-fact for the purpose of preparing, executing and delivering said certificate for and on behalf of Tenant. Tenant agrees and acknowledges that the foregoing power of attorney is coupled with an interest.

SECTION 23
DEFAULT

23.01 Tenant's compliance with each and every covenant and obligation hereof on its part to be performed hereunder is a condition precedent to each and every covenant and obligation of Landlord hereunder. Tenant shall be in default of this Lease if:

a. Tenant shall fail to make timely and full payment of any sum of money required to be paid hereunder; or

b. Tenant shall fail to perform any other term, covenant or condition of Tenant contained in this Lease, and such failure continues for five (5) days after written notice thereof from Landlord to Tenant; or

c. Tenant should vacate or abandon the Leased Premises during the Term of this Lease: or

d. There is filed any petition in bankruptcy or Tenant is adjudicated as a bankrupt or insolvent, or there is appointed a receiver or trustee to take possession of Tenant or of all or substantially all of the assets of Tenant, or there is a general assignment by Tenant for the benefit of creditors, or any action is taken by or against Tenant under any state or federal insolvency or bankruptcy act, or any similar

law now or hereafter in effect, including, without limitation, the filing of a writ of execution or attachment against Tenant and such levy continues in effect for a period of thirty (30) days. The provisions of this subsection (d) shall also apply to any guarantor of this Lease or occupant of the Leased Premises; or

e. Notwithstanding anything to the contrary contained above, if Tenant shall breach any covenant hereof, or do or permit or omit to do any act or thing, which results in a nuisance or an offensive or illegal condition, or which causes or threatens serious damage or injury to life, limb or property, then and in such event Tenant shall be automatically in default of this Lease, without any requirement of notice from Landlord.

23.02 In the event of a default as designated in this Section or elsewhere herein, in addition to any other rights or remedies provided for herein or at law or in equity, Landlord, at its sole option, shall have the following rights:

a. The right to declare the Term of this Lease ended and to re-enter the Leased Premises and take possession thereof, and to terminate all of the rights of Tenant in and to the Leased Premises; or

b. The right, without declaring the Term of this Lease ended, to re-enter the Leased Premises and to occupy and/or relet the same, or any portion thereof, for and on account of Tenant, applying any monies received first to the payment of such expenses as Landlord may have paid or incurred in recovering possession of the Leased Premises, including costs, expenses, attorneys' fees, and expenditures for placing the same in good order and condition, or preparing or altering the same for reletting, and all other expenses, broker's commissions and charges paid or incurred by Landlord in connection with reletting the Leased Premises, and then to the fulfillment of the covenants of Tenant. Such reletting shall be for such periods of time, such rent and on such other terms and conditions as Landlord, in its sole discretion, deems appropriate. Landlord may execute any lease made pursuant to the terms hereof either in Landlord's own name or in the name of Tenant, or assume Tenant's interest in and to any existing subleases to any tenant of the Leased Premises, as Landlord may see fit, and Tenant shall have no right whatsoever to collect any rent from such tenants, subtenants, licensees or concessionaires on the Leased Premises. In any case, and whether or not the Leased Premises or any part thereof be relet, Tenant, until the end of what would have been the Term of this Lease in the absence of such default and/or reletting, shall be liable to Landlord and shall pay to Landlord monthly an amount equal to the amount due as rent hereunder, less the net proceeds for said month, if any, of any reletting, after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, and alteration costs, together with interest thereon at ten percent (10%) per annum, compounded monthly. Landlord reserves the right to bring such actions for the recovery of any deficits remaining unpaid by Tenant to Landlord hereunder as Landlord may deem advisable from time to without being obligated to await the end of the Term hereof for a final determination of Tenant's account and the commencement or maintenance of one or more actions by Landlord in this connection shall not bar Landlord from bringing any subsequent actions for further accruals pursuant hereto; or

c. The right, even though it may have relet all or any portion of the Leased Premises in accordance with the provisions of Subparagraph (b) of this Section, to thereafter at any time terminate this Lease, and to terminate all of the rights of Tenant in and to the Leased Premises. Pursuant to said rights of re-entry, Landlord may, but shall not be obligated to (a) remove all persons from the Leased Premises, (b) remove all property therefrom, and (c) enforce any rights Landlord may have against said property or store the same in any warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free and harmless of any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever. Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rent or other sum of money thereafter to accrue hereunder, by any such re-entry, or by any action in unlawful detainer or otherwise to obtain possession of the Leased Premises, unless Landlord shall have specifically, with reference to this Section, notified Tenant in writing

that it has so elected to terminate this Lease. Tenant covenants and agrees that the service by landlord of any notice pursuant to the unlawful detainer statutes of the State of Nevada and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of, or at any time subsequent to, the service of such notice to Tenant) be deemed to be a termination of this Lease, or the termination of any liability of Tenant hereunder to Landlord.

23.03 In any action brought by Landlord to enforce any of its rights under or arising from this Lease, Landlord shall be entitled to receive its costs and legal expenses including reasonable attorneys' fees, whether such action is prosecuted to judgment or not. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease.

23.04 The waiver by Landlord of any default or breach of any of the terms, covenants or conditions hereof on the part of Tenant to be kept and performed shall not be a waiver of any preceding or subsequent breach of the same or any other term, covenant or condition contained herein. The subsequent acceptance of rent or any other payment hereunder by Tenant to Landlord shall not be construed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rental or other payment or portion thereof so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental or other payment. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein provided shall be deemed to be other than on account of the earliest rent due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

SECTION 24
QUIET POSSESSION

Tenant, upon paying the rentals and other payments herein required from Tenant, and upon Tenant's performance of all of the terms, covenants and conditions of this Lease on its part to be kept and performed, may quietly have, hold and enjoy the Leased Premises during the Term of this Lease without any disturbance from Landlord or from any other person claiming through Landlord.

SECTION 25
SALE BY LANDLORD

Tenant acknowledges that Landlord may at any time at Landlord's option sell the Leased Premises. In the event of any sale or exchange of the Leased Premises or Building by Landlord, Landlord shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease, arising out of any act, occurrence or omission relating to the Leased Premises or Building occurring after the consummation of such sale or exchange. Tenant agrees that, in the event of any such sale or transfer, the terms and conditions of this Lease will remain valid and binding upon and between Tenant and such purchaser or transferee.

SECTION 26
DEFAULT BY LANDLORD

It is agreed that in the event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this Lease on Landlord's part to be kept or performed, that Tenant, prior to exercising any right or remedy Tenant may have against Landlord on account of such default, shall give written notice to Landlord (and to any trust deed beneficiary, mortgagee or other party designated by Landlord) of such default, specifying in said notice the default with which Landlord is charged and Landlord shall not be deemed in default if the same is cured within thirty (30) days of receipt of said notice. Notwithstanding any other provision hereof, Tenant agrees that if the default is of such a nature that the same can be rectified or

cured by Landlord, but cannot with reasonable diligence be rectified or cured within said thirty (30) day period, then such default shall be deemed to be rectified or cured if Landlord within said thirty (30) day period shall commence the rectification and curing thereof and shall continue thereafter with due diligence to cause such rectification and curing to proceed.

SECTION 27
FORCE MAJEURE

Whenever a day is appointed herein on which, or a period of time is appointed in which, either party hereto is required to do or complete any act, matter or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is unreasonably interfered with, the doing or completion of such act, matter or thing because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials, or to obtain fuel or energy, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any rent or charge required of Tenant hereunder.

SECTION 28
SERVICE OF NOTICES

28.01 Any and all notices and demands by or from Landlord to Tenant, or by or from Tenant to Landlord, required or desired to be given hereunder shall be in writing and shall be validly given or made if served either personally, or by facsimile transmission with the evidence that said transmission was sent, or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand be served by registered or certified mail in the manner provided, service shall be conclusively deemed given three (3) days after mailing.

28.02 Any notice or demand to Landlord shall be addressed to Landlord at 1190 Southern Highlands Parkway, Suite 201, Las Vegas, Nevada 89141.

28.03 Any notice or demand to Tenant shall be addressed to Tenant at 11920 Southern Highlands Parkway Suite 200 Las Vegas, Nevada 89141. .

28.04 Any party hereto may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party.

SECTION 29
REMEDIES CUMULATIVE

The various rights, options, elections and remedies of Landlord contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.

SECTION 30
SUCCESSORS AND ASSIGNS

The terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and (except for unconsented-to assignees of Tenant) assigns.

SECTION 31
PARTIAL INVALIDITY

If any term, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, covenants and conditions of this Lease, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

SECTION 32
TIME OF THE ESSENCE

Time is of the essence of this Lease and all of the terms, covenants and conditions hereof.

SECTION 33
ENTIRE AGREEMENT

The recitals above and all exhibits, addenda and schedules attached to this Lease are incorporated into this Lease as though fully set forth herein and, together with this Lease, contain the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Lease.

SECTION 34
NO PARTNERSHIP

Neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any partnership, status or relationship between Landlord and Tenant other than the relationship of landlord and tenant.

SECTION 35
BROKERS

Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease, and covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to this Lease or the negotiation thereof.

SECTION 36
MISCELLANEOUS

36.01 The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Lease and in no way whatsoever define, limit or describe the scope or intent of this Lease nor in any way this Lease. In addition, in the event that a "Lease Summary" or other cover sheet shall be attached to the front of this Lease, such shall be for convenience only, and the same shall not in any way affect the terms of this Lease nor shall it be used in limiting, construing or defining any term, covenant or condition of this Lease.

36.02 Masculine or feminine pronouns shall be substituted for the neuter from and vice versa, and the plural shall be substituted for the singular form and vice versa, in any place or places herein in which the context requires such substitution or substitutions.

36.03 The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Lease. Any action instituted by either party arising out of this Lease shall only be brought, tried and resolved in the applicable federal or state courts having jurisdiction in Clark County in the State of Nevada. EACH PARTY HEREBY CONSENTS TO THE EXCLUSIVE PERSONAL JURISDICTION

AND VENUE OF THE COURTS, STATE AND FEDERAL, HAVING JURISDICTION IN CLARK COUNTY IN THE STATE OF NEVADA.

36.04 Whenever in this Lease any words of obligation or duty are used in connection with either party, such words shall have the same force and effect as though framed in the form of express covenants on the part of the party obligated.

36.05 In the event Tenant now or hereafter shall consist of more than one person, firm or corporation, then and in such event, all such persons, firms or corporations shall be jointly and severally liable as Tenant hereunder.

36.06 Tenant agrees that Landlord shall not be required to maintain any security deposit (including the Security Deposit) given hereunder in a separate account, but that such security deposit (including the Security Deposit) may be commingled with Landlord's other funds. Tenant further acknowledges that no interest shall accrue or be payable to Tenant on account of Tenant's security deposit.

36.07 Tenant acknowledges that Tenant has been advised by Landlord or Landlord's agents to consult an attorney in connection with the negotiation and execution hereof, and that neither Landlord nor Landlord's agents have given Tenant any legal advice.

36.08 Tenant covenants and agrees to keep the terms and provisions of this Lease confidential, and not to disclose said terms and provisions to any person or entity whatsoever (except as may be required by law, or by any governmental entity). Tenant acknowledges that Landlord may have made special concessions to Tenant to induce Tenant to execute this Lease, which, if known, could damage Landlord's future business and/or bargaining power. Tenant therefore agrees that any breach of the covenant contained in this paragraph by Tenant shall be an automatic and incurable default of this Lease.

36.09 Should any claim or lien be filed against the Leased Premises, or any action or proceeding be instituted affecting the title to the Leased Premises, Tenant shall give Landlord written notice thereof as soon as Tenant obtains actual or constructive knowledge thereof.

35.10 This Lease may not be recorded without Landlord's express prior written consent.

35.11 This Lease may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Lease delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Lease.

[Signatures on the Following Page. Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the Parties hereto have executed this Lease as of the Effective Date.

LANDLORD

GIPPER 1, LLC,
a Nevada limited liability company

By: [signature]
Name: Michael W. Morrissey
Its: Managing Partner

TENANT

GENESIS FINANCIAL, INC.,
a Wyoming corporation

By: [signature]
Name: Roy Rose
Its: CEO

MAC:14500-002 Lease Agreement_v4 Clean GL 2.10.18 2/12/2018 10:28 AM

EXHIBIT 1.

Tenant Alterations

Landlord and Tenant agree that the Tenant and/or Landlord shall alter the interior area as shown in the attached layout.

Such alterations and modification to include:

1. Removal of existing shelving, benches and storage cabinets.
2. Repair and paint walls (colors to be mutually agreed).
3. Remove carpet and replace with suitable mutually agreed floor coveting (title and/or carpet)
4. Construct seating areas for IT professionals.
5. Increase power outlets to include floor power to central work areas and new work stations.

It is mutually agreed that Tenant and Landlord shall work in good faith to perform such renovations substantially in accordance with the attached design/layout. Unless otherwise agreed all alterations shall be at Tenant's sole cost.

IN WITNESS WHEREOF, the Parties hereto have executed this Lease as of the Effective Date.

LANDLORD

GIPPER 1, LLC,
a Nevada limited liability company

By: [signature]

Name: Michael W. Morrissey

Its: Managing Partner

Date: February 12, 2018

TENANT

GENESIS FINANCIAL, INC.,
a Wyoming corporation

By: [signature]

Name: Roy Rose

Its: CEO

Date 2-15-2018